UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 1, 2019

Farmers & Merchants Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Ohio	001-38084	34-1469491
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

307 North Defiance Street, Archbold, Ohio	43502
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, including Area Code (419) 446-2501

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17-CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.02.  Departure of Directors or Certain Officers; Election of Directors: Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On February 5, 2019, Farmers & Merchants Bancorp, Inc. (“F&M”) announced that Paul S. Siebenmorgen, President and Chief Executive Officer of F&M, has retired from those positions with the company.  Mr. Siebenmorgen will continue to serve as a member of the Board of Directors of both F&M and The Farmers & Merchants State Bank (the “Bank”), the wholly-owned subsidiary of F&M.

Consistent with the previously announced succession plan, Lars B. Eller, who was retained as the President and Chief Executive Officer of the Bank on September 13, 2018, has assumed the additional positions of President and Chief Executive Officer of F&M formerly held by Mr. Siebenmorgen as of February 1, 2019.  Mr. Eller will continue as a director of both F&M and the Bank.  Information concerning Mr. Eller, including a copy of the employment agreement between the Bank and Mr. Eller, was previously filed with the Commission on Form 8-K on September 13, 2018.

ITEM 8.01.   Other Events

On February 5, 2019, F&M issued a press release announcing the retirement of Paul S. Siebenmorgen as President and Chief Executive Officer of the company but confirming that he will continue on the Board of Directors of F&M and the Bank.  The press release also noted that Lars B. Eller will assume the additional positions of President and Chief Executive Officer of F&M and will continue to retain the positions of President and Chief Executive Officer of the Bank.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01.   Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Exhibit

99.1	Company Press release dated February 5, 2019

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

FARMERS & MERCHANTS BANCORP, INC.
(Registrant)

Dated: February 5, 2019	/s/ Lars B. Eller
Lars B. Eller
President and Chief Executive Officer

/s/ Barbara J. Britenriker
Barbara J. Britenriker
Executive Vice President and Chief Financial Officer